Exhibit 10.1

 EMPLOYMENT AGREEMENT

THIS AGREEMENT is dated as of August 14, 2008 (the “Execution Date”), between Belvedere SoCal (“SoCal”), Professional Business Bank ("PBB"), and William Baribault (“Executive”) for the purposes set forth in this agreement (the “Agreement”).

WHEREAS, SoCal is a California corporation and bank holding company registered under the Bank Holding Company Act of 1956, as amended, subject to the supervision and regulation of the Board of Governors of the Federal Reserve System (“FRB”);

WHEREAS, SoCal is the parent holding company of PBB, a California chartered banking corporation and wholly-owned subsidiary of SoCal, subject to the supervision and regulation of the California Department of Financial Institutions (“DFI”) and Federal Deposit Insurance Corporation (“FDIC”);

WHEREAS, it is the intention of the parties to enter into an employment agreement for the purposes of securing Executive’s services as the President and Chief Executive Officer of SoCal and PBB (together, the “Company").

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, SoCal, PBB and Executive agree as follows:

1.           TERM.  Subject to the provisions for earlier termination hereinafter provided, Executive’s employment hereunder shall be for a term that commenced on February 28, 2008 (the “Effective Date”) and ending on the fifth anniversary of the Effective Date (the “Term”).  Executive acknowledges that all amounts that have become due and payable under this Agreement prior to the Execution Date have been paid or provided to Executive by the Company.

2.           POSITION, DUTIES AND RESPONSIBILITIES.  During the Term, the Company will employ Executive, and Executive agrees to be employed as the President and Chief Executive Officer of SoCal and the President and Chief Executive Officer of PBB.  In such employment capacity, Executive will have such duties and responsibilities as are normally associated with such position and will report to SoCal’s Executive Chairman of the Board (currently Alan J. Lane) or his designee.  During the Term, and except as set forth on Schedule 1, Executive shall devote his entire business time, attention and energies to the business and affairs of the Company, to the performance of Executive’s duties under this Agreement and to the promotion of the Company's interests.  Notwithstanding the foregoing, subject to Section 11 below, nothing in this Agreement shall be construed to limit Executive’s ability to provide services to or participate in non-profit, charitable or civic organizations or to manage personal investments, including personal investment vehicles, to the extent that such activities do not materially interfere with Executive’s performance of his duties hereunder.  Executive acknowledges that Executive’s services as President and Chief Executive Officer of the Company shall constitute Executive’s principal business activity.  During the Term, the geographic location where Executive's primary office will be located will be in the Company’s principal offices located at 199 South Los Robles Avenue, Suite 130, Pasadena, CA 91101, but Executive may also work from any location Executive chooses.  Notwithstanding the foregoing, the Company may from time to time require Executive to travel temporarily to other locations on the Company’s business.  At the Company’s request, Executive will serve the Company and/or its subsidiaries and affiliates in other capacities in addition to the foregoing.  In the event that Executive serves in any one or more of such additional capacities, Executive’s compensation will not be increased beyond that specified in this Agreement.  In addition, in the event Executive’s service in one or more of such additional capacities is terminated, Executive’s compensation, as specified in this Agreement, will not be diminished or reduced in any manner as a result of such termination for so long as Executive otherwise remains employed under the terms of this Agreement.

3.           BASE COMPENSATION.  During the Term, the Company will pay Executive a base salary of $300,000 per year, less payroll deductions and all required withholdings, payable in accordance with the Company’s normal payroll practices and prorated for any partial pay period of employment.  Executive’s base salary shall be subject, in the sole discretion of the Board of Directors of SoCal (the “Board”), to (i) increase only based on the Board's annual review and (ii) increase pursuant to the Company’s policies as in effect from time to time, and, pursuant to the growth of the Company (such base salary, as may be increased pursuant to this Section 3, the “Base Compensation”).

4.           ANNUAL BONUS.  In addition to the Base Compensation, during the Term, Executive will be eligible to participate in the Company’s incentive bonus plan applicable to senior executives of the Company.  The amount of Executive’s annual bonus will be based on the attainment of performance criteria established and evaluated by the Company in accordance with the terms of such bonus plan as in effect from time to time, provided that, subject to the terms of such bonus plan, Executive’s target annual bonus shall be one hundred percent (100%) of Base Compensation per year, pro-rated in accordance with Sections 4(a) or 4(b) below, as applicable, for any partial year of service in which an annual bonus is earned.  Each annual bonus shall, to the extent payable in accordance with the terms of the incentive bonus plan, be paid no later than March 15th of the year following the year in which such annual bonus is earned.  Each annual bonus shall be paid in cash or, at the election of Executive made at least thirty (30) days prior to the payment date (or such other date as may be determined by the Board), in whole or in part in a number of fully vested shares of SoCal common stock equal to the dollar amount of the bonus payable divided by the Fair Market Value (as defined in the SoCal 2007 Equity Incentive Plan (the “Plan”)) of a share of SoCal common stock on the date preceding the date on which the bonus is paid.  In the event that Executive elects to receive an annual bonus in shares, SoCal shall issue such shares to Executive under the Plan and such shares shall be subject to the terms and conditions of the Plan (including, without limitation, the limits set forth in Section 3 and Section 6(c) of the Plan) and an award agreement in a form prescribed by the Company.

The term "annual" as used in this Agreement shall be deemed to be with reference to each calendar year during the Term. Further, to the extent that this Agreement is in effect for less than any full calendar year, and unless otherwise expressly provided herein, the following calculations shall apply:

a.           For the first year of the Term (calendar year 2008), any benefit amount calculated on an annual basis for such year shall be determined by multiplying the full amount which Executive was eligible to be paid for such year by a fraction, the numerator of which is the number of days in the calendar year remaining after the Effective Date and the denominator of which equals 365; and

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b.           With respect to calendar year 2013 (if Executive remains employed by the Company under this Agreement through the fifth anniversary of the Effective Date), any benefit amount calculated on an annual basis for such year shall be determined by multiplying the full amount which Executive was eligible to be paid for such year by a fraction, the numerator of which is the number of days in the calendar year up until the effective date of Executive's termination and the denominator of which equals 365.

5.           STOCK OPTIONS.

a.           Initial Option.  The Company, on February 27, 2008 (the “Initial Grant Date”), granted to Executive a nonqualified stock option to purchase 99,774 shares of SoCal common stock, which number is equal to 3.00% of the total number of shares of SoCal common stock outstanding as of the Initial Grant Date (the “Initial Option”), in the following proportions: 50% Performance-Vested Options, 17% Time-Vested Options, and 33% Modified Time-Vested Options, each substantially in the applicable form stock option agreement attached hereto as Exhibits A, B and C (together, the “Option Agreements”).

b.           Subsequent Acquisition Make-Whole Option.  In addition, provided that Executive is then employed by the Company, in the event that (i) the Company consummates an acquisition transaction in which the holders of SoCal common stock immediately prior to such transaction continue, immediately after such transaction, to control more than 50% of the total outstanding shares of SoCal common stock (or equity securities of the surviving entity if SoCal is not the surviving entity (any such equity securities, “New Equity”)), and (ii) the total number of shares of SoCal common stock (or New Equity) outstanding immediately after the consummation of such acquisition transaction exceeds the total number of shares of SoCal common stock outstanding immediately prior to the consummation of such transaction, as determined in the sole and absolute discretion of the Company (any such excess, the “Transaction Share Increase”), then SoCal (or the surviving entity) shall, on the thirtieth calendar day (or, if not a trading day, the next succeeding trading day) following the consummation of such acquisition, grant to Executive a nonqualified option to purchase a number of shares of SoCal common stock (or New Equity) equal to 3.00% of the Transaction Share Increase (the “Subsequent Acquisition Make-Whole Option” and, together with the Initial Option, the “Options”).

c.           Option Terms.  Each Option has been or shall be granted at an exercise price per share equal to the Fair Market Value of a share of SoCal common stock on the applicable date of grant.  The terms and conditions of the Options, including without limitation any applicable vesting and forfeiture conditions, have been or shall be set forth in appropriate  Option Agreements.  The Options shall, subject to the provisions of this Section 5, be governed in all respects by the terms of the Plan and the applicable Option Agreement.

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6.           BENEFITS AND VACATION.  During the Term, (i) Executive and his dependents shall be reimbursed by the Company throughout the term for all medical and dental insurance premiums incurred by him for him and his Spouse consistent with any plans, practices, policies and programs maintained or sponsored by the Company from time to time which are applicable to other senior executives of the Company, (ii) Executive shall be eligible to participate in all incentive, savings and retirement plans, practices, policies and programs maintained or sponsored by the Company from time to time which are applicable to other senior executives of the Company, including without limitation, a Company 401(k) plan, subject to the terms and conditions thereof, and (iii) Executive shall be eligible for standard benefits, such as paid time off and holidays, to the extent applicable generally to other senior executives of the Company, provided that, during the Term, Executive shall be entitled to no less than twenty (20) vacation days per year (i.e., four weeks of vacation), pro-rated for any partial year of service, in all cases, subject to the terms and conditions of the applicable Company plans or policies.  In addition, without limiting the generality of the foregoing, the Company shall make available to Executive any life and long-term disability insurance policies which it may provide for other senior executives of the Company on the same terms and conditions as are made available to such other senior executives or, at Executive's election, an amount equal to the premiums payable by the Company for such policies as an expense reimbursement.

7.           EXPENSES.  During the Term, Executive shall be entitled to receive prompt reimbursement of all reasonable business expenses incurred by Executive in accordance with Company expense reimbursement policy applicable to its senior executives, as in effect from time to time (plus such additional expense amounts as Executive, in his reasonable discretion and subject to Company approval, deems necessary and appropriate to carry out his duties as Chief Executive Officer and President of each of the Companies) including expenses of up to $1,300 per month, pro-rated for any partial month of service, associated with the purchase or lease, operation and maintenance, of an automobile.  To the extent that any such expenses are deemed to constitute compensation to Executive, including without limitation any auto reimbursement expenses or insurance reimbursements pursuant to Section 6 above, such expenses shall be reimbursed by December 31 of the year following the year in which the expense was incurred.  The amount of any such expenses reimbursed in one year shall not affect the amount eligible for reimbursement in any subsequent year and Executive’s right to reimbursement of any such expenses shall not be subject to liquidation or exchange for any other benefit.

8.           TERMINATION OF EMPLOYMENT.

a.           Termination Without Cause. The Company may terminate Executive’s employment without Cause (as defined below) at any time during the Term upon thirty (30) days’ written notice provided to Executive in accordance with Section 10 below, or in the Company’s sole discretion, payment of Executive’s Base Salary for such period in lieu of notice.  If Executive's termination of employment is without Cause and is also a “separation from service” (within the meaning of Section 409A(a)(2)(A)(i) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulation Section 1.409A-1(h)) (“Separation from Service”), the Company shall promptly or, in the case of obligations described in clause (iv) below, as such obligations become due, pay or provide to Executive, (i) Executive’s earned but unpaid Base Compensation accrued through the date of such Separation from Service (the “Termination Date”), (ii) accrued but unpaid vacation time through the Termination Date, (iii) reimbursement of any business expenses incurred by Executive prior to the Termination Date that are reimbursable under Section 7 above, (iv) any vested benefits and other amounts due to Executive under any plan, program or policy of the Company, and (v) any payment in lieu of notice of termination under this Section 8(a) (together, the “Accrued Obligations”).  In addition, subject to Section 8(f) below and Executive’s execution and non-revocation of a binding release in accordance with Section 8(g) below, in the event Executive experiences a Separation from Service due to a termination by the Company without Cause, the Company shall pay or provide to Executive (the “Severance”):

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(1)           a lump-sum cash payment equal to the sum of (A) Executive’s Base Compensation at the rate in effect as of the Termination Date, plus (B) a pro rata portion of Executive’s target annual bonus for the calendar year in which the Termination Date occurs, determined by multiplying the target annual bonus by a fraction, the numerator of which equals the lesser of (i) the number of days elapsed in the calendar year of termination through the Termination Date and (ii) the number of days elapsed from the Effective Date through the Termination Date and the denominator of which equals 365, provided, however, that if a termination described in this Section 8(a) occurs within twenty-four months after the consummation of an Acquisition (as defined below), then the payment pursuant to this Section 8(a)(1) shall instead equal 200% of the sum of (A) Executive’s Base Compensation at the rate in effect as of the Termination Date (disregarding any purported reduction of such Base Compensation), plus (B) the annual bonus amount paid to Executive during the twelve (12) months immediately preceding the Termination Date, or if an annual bonus was not paid to Executive during such period, Executive’s target annual bonus for the calendar year in which the Termination Date occurs,and

(2)           at the Company’s expense, continuation of group healthcare coverage for Executive and his legal dependents until the earlier of twelve months from the Termination Date or such time as Executive becomes eligible to receive medical benefits under another group health plan, provided that Executive properly elects continuation healthcare coverage under Section 4980B of the Code and the regulations thereunder; following such continuation period, any further continuation of such coverage under applicable law shall be at Executive’s sole expense.

Subject to Sections 8(f) and 8(g) below, the Severance amounts described in Section 8(a)(1) above shall be paid to Executive no later than 15 calendar days following the Termination Date, which payment schedule is intended to satisfy the short-deferral exemption under Treasury Regulation Section 1.409A-1(b)(4).  For the avoidance of doubt, in no event shall the Severance, if payable, be subject to offset in respect of any claims by the Company.

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b.           Resignation.  Executive may terminate his employment at any time upon thirty (30) days’ written notice provided to Company in accordance with Section 10 below, provided, that the Company may, in its sole discretion, waive such notice period without payment in lieu thereof, and Executive shall be entitled to receive the Accrued Obligations promptly or, in the case of benefits described in Section 8(a)(iv) above, as such obligations become due.

c.           Death; Disability.  If Executive dies during the Term or his employment is terminated due to his total and permanent disability (within the meaning of Section 22(e)(3) of the Code) (“Disability”), Executive or his estate, as applicable, shall be entitled to receive the Accrued Obligations promptly or, in the case of benefits described in Section 8(a)(iv) above, as such obligations become due.

d.           Resignation for Good Reason. As used herein, “Good Reason” shall mean the occurrence of any of the following, without Executive’s express written consent: (i) a material reduction of Executive’s duties or responsibilities; (ii) a material reduction by Company of Executive’s Base Compensation as in effect immediately prior to such reduction; (iii) the relocation of Executive’s principal work location to a facility or a location that constitutes a material change in the geographic location at which Executive provides services (within the meaning of Section 409A, as defined below); or (iv) a material breach by the Company of Sections 3, 4, 5, 6 or 7 of this Agreement; provided, that no resignation for Good Reason shall be effective unless and until (A) Executive has first provided the Company with written notice specifically identifying the acts or omissions constituting the grounds for “Good Reason” within thirty (30) days after Executive has or should reasonably be expected to have had knowledge of the occurrence thereof, (B) the Company has not cured such acts or omissions within thirty (30) days of its actual receipt of such notice, and (C) the effective date of Executive’s termination for Good Reason occurs no later than ninety (90) days after the initial existence of the facts or circumstances constituting Good Reason.

If Executive's termination of employment is for "Good Reason" and is also a Separation from Service, then Company shall have the same obligations as are set forth in Section 8.a. above under the circumstance when a termination without Cause is also a Separation from Service.

e.           Cause.  The Company may terminate Executive’s employment for Cause by providing notice to Executive in accordance with Section 10 below.  If the Company terminates Executive’s employment for Cause, Executive shall be entitled to receive the Accrued Obligations promptly or, in the case of benefits described in Section 8(a)(iv) above, as such obligations become due.

f.            Potential Six-Month Delay.  Notwithstanding anything to the contrary in this Agreement, compensation and benefits that become payable in connection with a termination of employment (if any), including without limitation any Severance payments, shall be paid to Executive during the 6-month period following his Separation from Service only to the extent that the Company reasonably determines that paying such amounts at the time or times indicated in this Agreement will not cause Executive to incur additional taxes under Code Section 409A (together with Department of Treasury regulations issued thereunder, “Section 409A”).  If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of such 6-month period (or such earlier date upon which such amount can be paid under Section 409A without being subject to such additional taxes, including as a result of Executive’s death), the Company shall pay to Executive a lump-sum amount equal to the cumulative amount that would have otherwise been payable to Executive during such 6-month period.

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g.           Release.  Executive’s right to receive the Severance payments and benefits set forth in this Section 8 is conditioned on and subject to the execution and non-revocation by Executive and the Company of a mutual, general release of claims in a form reasonably acceptable to both parties, provided, however, that the Release shall not apply to (i) claims by Executive against the Company in his capacity as an optionholder or shareholder of the Company, or (ii) claims by the Company against Executive for acts of fraud, embezzlement, breach of fiduciary duty or other criminal acts.

h.           Termination of Offices and Directorships.  Upon termination of Executive’s employment for any reason, Executive shall be deemed to have resigned from all offices and directorships, if any, then held with the Company or any affiliate, and shall take all actions reasonably requested by the Company to effectuate the foregoing, provided, however, that if Executive’s employment terminates other than due to his voluntary resignation, a termination by the Company for Cause or due to his death or Disability, this Section 8(h) shall not apply to Executive’s service as a member of the Board, which service shall be governed by the terms and conditions applicable to such service prior to the Effective Date, and the Company shall consider in good faith the continuation of Executive’s service on the Board.  To the extent permissible under applicable law, including without limitation, applicable fiduciary duties, if Executive’s service on the Board is terminated in connection with his termination of employment, other than due to a termination by the Company for Cause or Executive’s death or Disability, the Company shall, contemporaneously with such termination, cause Executive to serve (or to continue to serve) on the Company’s Advisory Board in accordance with the SoCal Interim Bank Advisory Board Charter, as in effect from time to time.

i.           Definitions.  For purposes of this Agreement:

(1)           “Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own, directly or indirectly, less than fifty percent (50%) of the continuing or surviving entity’s voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) a sale or other disposition of all or substantially all of the stock or assets of the Company.

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(2)           “Cause” shall mean (A) Executive willfully fails to perform the duties which Executive is required to perform hereunder, (B) Executive willfully engages in illegal activity which materially adversely affects the Company’s reputation in the community or which evidences Executive’s lack of fitness or ability to perform his duties as reasonably determined by the Board in good faith, (C) Executive willfully engages in the falsification of reports or makes material, intentional misrepresentations or omissions of information supplied to PBB, SoCal or to regulatory agencies, (D) Executive willfully commits any act which would cause termination of coverage under PBB’s Bankers’ Blanket Bond, (E) Executive willfully breaches a fiduciary duty, exhibits dishonesty or deliberately or repeatedly disregards material policies or procedures of the Company, (F) Executive willfully breaches this Agreement in any material respect, (G) Executive willfully engages in conduct or acts of moral turpitude that are materially injurious to the Company or any of its subsidiaries and affiliates, (H) Executive is suspended or temporarily or permanently removed or prohibited from participating in the conduct of the business of the Company by the FDIC, DFI, FRB or any other banking authority, or (I) PBB is in default under the provisions of 12 U.S.C. Section 1813(x)(1).  Notwithstanding the foregoing, Executive’s employment with the Company shall not be deemed to have been terminated for Cause unless the Company provides written notice to Executive in accordance with Section 10 below of its intention to terminate his employment for Cause, setting forth the specific facts or circumstances constituting Cause and, in the case of facts or circumstances that are capable of cure, Executive has either failed to cure, or has failed to take reasonable steps toward curing, such facts or circumstances within fifteen days of such notice (or, in the case that reasonable steps have been taken within fifteen days of such notice, has failed to cure within forty-five days of such notice).  In addition, notwithstanding any other provision of this Agreement, the Company shall have no right to terminate Executive's employment for “Cause” to the extent that the facts and/or circumstances relating to such termination arise, in whole or in part, from the operation of the Company, or any conduct by, or related to, the Company, or any parent, subsidiary or other affiliate of the Company, in any case, occurring prior to the Effective Date.

9.           INTERNAL REVENUE CODE SECTION 280G.

a.           Gross-Up Payment.  Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any Payment (as defined below) would be subject to the Excise Tax (as defined below), then Executive shall be entitled to receive an additional payment (the “Excise Tax Gross-Up Payment”) in an amount equal to 50% of the Excise Tax.  For purposes of determining the amount of any Excise Tax Gross-Up Payment, Executive shall be considered to pay federal income tax at Executive’s actual marginal rate of federal income taxation in the calendar year in which the Excise Tax Gross-Up Payment is to be made and state and local income taxes at Executive’s actual marginal rate of taxation in the state and locality of Executive’s residence on the date on which the Excise Tax Gross-Up Payment is calculated for purposes of this Section 9, net of Executive’s actual reduction in federal income taxes which could be obtained from deduction of such state and local taxes, and taking into consideration the phase-out of Executive’s itemized deductions under federal income tax law.

b.           Determinations.  Subject to the provisions of Section 9(c) below, all determinations required to be made under this Section 9, including whether and when an Excise Tax Gross-Up Payment is required, the amount of such Excise Tax Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by such nationally recognized accounting firm as may be selected by the Company (the “Accounting Firm”); provided, that the Accounting Firm’s determination shall be made based upon “substantial authority” within the meaning of Section 6662 of the Code.  The Accounting Firm shall provide detailed supporting calculations both to the Company and Executive within fifteen business days of the receipt of notice from Executive that there has been a Payment or such earlier time as is requested by the Company.  All fees and expenses of the Accounting Firm shall be borne solely by the Company.  Any Excise Tax Gross-Up Payment, as determined pursuant to this Section 9, shall be paid by the Company to Executive within fifteen days of the receipt of the Accounting Firm’s determination.  Any determination by the Accounting Firm shall be binding upon the Company and Executive, unless the Company obtains an opinion of outside legal counsel, based upon at least “substantial authority” within the meaning of Section 6662 of the Code, reaching a different determination, in which event such legal opinion shall be binding upon the Company and Executive.  Notwithstanding anything herein to the contrary, in no event shall any Excise Tax Gross-Up Payment to be paid by the Company under this Section 9 be made later than the end of Executive’s taxable year next following Executive’s taxable year in which Executive remits the related taxes.  Any costs and expenses incurred by the Company on behalf of Executive under this Section 9 due to any tax contest, audit or litigation will be paid by the Company promptly, and in no event later than the end of Executive’s taxable year following Executive’s taxable year in which the taxes that are the subject of the tax contest, audit or litigation are remitted to the taxing authority, or where as a result of such tax contest, audit or litigation no taxes are remitted, the end of Executive’s taxable year following Executive’s taxable year in which the audit is completed or there is a final and non-appealable settlement or other resolution of the contest or litigation.

c.           Notification; Contest.  Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require payment by the Company of the Excise Tax Gross-Up Payment.  Such notification shall be given as soon as practicable, but no later than 15 business days after Executive is informed in writing of such claim.  Executive shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid.  Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due).  If the Company notifies Executive in writing prior to the expiration of such period that the Company desires to contest such claim, Executive shall:

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(i)  give the Company any information reasonably requested by the Company relating to such claim,

(ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

(iii) cooperate with the Company in good faith in order effectively to contest such claim, and

(iv) permit the Company to participate in any proceedings relating to such claim;

provided, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest.  Without limitation on the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection with such contest, and, at its sole discretion, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the applicable taxing authority in respect of such claim and may, at its sole discretion, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount.

d.           Refund.  If, after the receipt by Executive of an Excise Tax Gross-Up Payment, Executive becomes entitled to receive any refund with respect to the Excise Tax to which such Excise Tax Gross-Up Payment relates, Executive shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto).

e.          Excise Tax Withholding.  Notwithstanding any other provision of this Section 9, the Company may, in its sole discretion, withhold and pay over to the Internal Revenue Service or any other applicable taxing authority, for the benefit of Executive, all or any portion of any Excise Tax Gross-Up Payment, and Executive hereby consents to such withholding.

f.           Deduction Loss.  For the avoidance of doubt, the the Company (and its successor) shall be solely responsible for any loss of deductibility arising in connection with Code Section 280G with respect to any Payments.

g.          Definitions.  The following terms shall have the following meanings for purposes of this Section 9:

(i)          “Excise Tax” shall mean the excise tax imposed by Section 4999 of the Code, together with any interest or penalties imposed with respect to such excise tax.

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(ii)         “Parachute Value” of a Payment shall mean the present value as of the date of the change of control for purposes of Section 280G of the Code of the portion of such Payment that constitutes a “parachute payment” under Section 280G(b)(2) of the Code, as determined by the Accounting Firm for purposes of determining whether and to what extent the Excise Tax will apply to such Payment.

(iii)        “Payment” shall mean any payment or distribution in the nature of compensation (within the meaning of Section 280G(b)(2) of the Code) to or for the benefit of Executive, whether paid or payable pursuant to this Agreement or otherwise, but shall exclude any Excise Tax Gross-Up Payment.

(iv)        “Safe Harbor Amount” shall mean 2.99 times Executive’s “base amount,” within the meaning of Section 280G(b)(3) of the Code.

10.           NOTICE.  Any notice or other communication required or permitted under this Agreement shall be effective only if it is in writing and delivered personally or sent by fax, email (followed by confirmation in writing) or registered or certified mail, postage prepaid, addressed as follows (or if it is sent through any other method agreed upon by the parties):

If to the Company:
Belvedere SoCal 199 South Los Robles Ave. Suite 110 Pasadena, CA 91101 Attention: Alan Lane Facsimile: (626) 395-7000 E-mail: alane@probizbank.com

If to Executive: to Executive’s most current home address on file with the Company’s Human Resources Department, or to such other address as any party hereto may designate by notice to the other in accordance with this Section 10, and shall be deemed to have been given upon receipt.

11.           COVENANTS.

a.           Noncompetition, Nonsolicitation and Nondisclosure by Executive.

(1)           Executive hereby agrees that he shall not, during the Term, directly or indirectly, whether as an employee, employer, consultant, agent, principal, stockholder, officer, director, or in any other individual or representative capacity, engage or participate in any competitive banking or financial services business.

(2)           Executive hereby agrees that he shall not, during the Term and for the nine (9)-month period immediately following termination of Executive’s employment hereunder (the “Restricted Period”), solicit, encourage or assist, directly, indirectly or in any manner whatsoever, any employees of the Company or its affiliates or subsidiaries (including any former employees who voluntarily terminated employment with the Company within a twelve (12)-month period prior to Executive’s termination of employment with the Company) to resign or to apply for or accept employment with any other competitive banking or financial services business within the counties in California in which the Company has located its offices.  In addition, Executive hereby agrees that he shall not, at any time, use any Proprietary Information (as defined below) to solicit, encourage or assist, directly, indirectly or in any manner whatsoever, any customer, person or entity that has a business relationship with the Company or, during the twelve (12)-month period prior to Executive’s termination of employment with the Company, was engaged in a business relationship with the Company, to terminate such business relationship and engage in a business relationship with any other competitive banking or financial services business within the counties in California in which the Company has located its offices.

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b.           Disclosure of Information.  Executive shall not, at any time, without the prior written consent of the Board or except as required by law to comply with legal process including, without limitation, by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process, disclose to anyone any financial information, trade or business secrets, customer lists, computer software or other information concerning the business or operations of the Company or its affiliates or subsidiaries (the “Proprietary Information”); provided, that Proprietary Information shall not include information (i) in or which enters the public domain (other than by breach of Executive’s obligations hereunder), (ii) acquired by Executive other than in connection with his employment, or (iii) that is disclosed to Executive by a third party who Executive reasonably believes is not obligated to the Company to keep such information confidential.  Executive further recognizes and acknowledges that any financial information concerning any customers of the Company or its affiliates or subsidiaries is strictly confidential and is a valuable, special and unique asset of the Company’s business which also constitutes Proprietary Information.  Executive shall not, at any time, without such consent or except as required by law, disclose to anyone said financial information or any part thereof, for any reason or purpose whatsoever.  In the event Executive is required by law to disclose such information described in this Section 11(b), Executive will provide the Company with prompt notice of such request so that it may consider seeking a protective order.  If, in the absence of a protective order or the receipt of a waiver hereunder, Executive is nonetheless, in the opinion of counsel, compelled to disclose any of such information to any tribunal or any other party, then Executive may disclose (on an “as needed” basis only) such information to such tribunal or other party without liability hereunder.  Notwithstanding the foregoing, Executive may disclose such information concerning the business or operations of the Company and its affiliates and subsidiaries as reasonably necessary in the proper performance of Executive’s duties and responsibilities hereunder or as may be required by the FRB, DFI, FDIC or other regulatory agency having jurisdiction over the operations of the Company in connection with an examination of the Company or other proceeding conducted by such regulatory agency.

c.           Non-Disparagement.  During the Term and for a period of twelve (12) months following termination of this Agreement and Executive’s employment hereunder, (i) Executive agrees that he shall not publicly or privately disparage, defame or criticize the Company, its shareholders, its affiliates, subsidiaries, officers or directors, and (ii) the Company, and each of them, agrees that (i) none of its officers or directors shall publicly or privately disparage, defame or criticize Executive, and (ii) it will take reasonable steps, as determined in the sole discretion of the Company, to discourage its employees from publicly or privately disparaging, defaming or criticizing Executive.

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d.           Written, Printed or Electronic Material.  All written, printed and electronic material, notebooks and records including, without limitation, computer disks used by Executive in performing duties for the Company, other than Executive’s personal address lists, telephone lists, notes and diaries, are and shall remain the sole property of the Company.  Upon termination of Executive’s employment or earlier request by the Company, Executive shall promptly return all such materials (including all copies, extracts and summaries thereof) to the Company.

e.           Breach of Covenants.  Each party acknowledges that a breach by such party of any of the covenants or restrictions contained in this Section 11 will cause irreparable damage to other party, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate.  Accordingly, each party agrees that if such party breaches or attempts to breach any such covenants or restrictions, the other party shall be entitled to temporary or permanent injunctive relief with respect to any such breach or attempted breach (in addition to any other remedies, at law or in equity, as may be available to such other party), without posting bond or other security.

12.           INDEMNIFICATION.  The Company and Executive acknowledge that they have entered into that certain Indemnification Agreement dated February 27, 2008 ("Indemnification Agreement") which shall govern all matters relating to indemnification of Executive by the Company.

13.           REPRESENTATIONS.  Executive hereby represents and warrants to the Company that (a) Executive is entering into this Agreement voluntarily and that the performance of his obligations hereunder will not violate any agreement between Executive and any other person, firm, organization or other entity, and (b) Executive is not bound by the terms of any agreement with any previous employer or other party to refrain from competing, directly or indirectly, with the business of such previous employer or other party that would be violated by his entering into this Agreement and/or providing services to the Company pursuant to the terms of this Agreement.

14.           CODE SECTION 409A.  To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A.  Notwithstanding any provision of this Agreement to the contrary, if at any time Executive and the Company mutually determine that any payments or benefits payable hereunder may be subject to Section 409A, the parties shall work together to adopt such amendments to this Agreement or take any other actions that the parties determine are necessary or appropriate to (i) exempt such payments and benefits from Section 409A and/or preserve the intended tax treatment of such payments or benefits, or (ii) comply with the requirements of Section 409A and thereby avoid the application of penalty taxes under Section 409A.

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15.           WITHHOLDING.  The Company may withhold from any amounts payable under this Agreement such federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

16.           ENTIRE AGREEMENT.  As of the Effective Date, this Agreement, together with any Option Agreement(s) and the Indemnification Agreement, constitutes the final, complete and exclusive agreement between Executive and the Company with respect to the subject matter hereof and replaces and supersedes any and all other agreements, offers or promises, whether oral or written, made to Executive by the Company or any representative thereof.  Executive agrees that any such agreement, offer or promise is hereby terminated and will be of no further force or effect, and that upon his execution of this Agreement, Executive will have no right or interest in or with respect to any such agreement, offer or promise.

17.           AMENDMENT.  The terms of this Agreement may not be amended or modified other than by a written instrument executed by the parties hereto or their respective successors.

18.           ACKNOWLEDGEMENT.  Executive hereby acknowledges (a) that Executive has consulted with or has had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (b) that Executive has read and understands this Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

19.           GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws principles thereof.

20.           NO WAIVER.  Failure by either party hereto to insist upon strict compliance with any provision of this Agreement or to assert any right such party may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

21.           ASSIGNMENT.  This Agreement is binding on and for the benefit of the parties hereto and their respective successors, heirs, executors, administrators and other legal representatives.  Neither this Agreement nor any right or obligation hereunder may be assigned by Executive.

22.           SEVERABILITY.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

23.           CONSTRUCTION.  The parties hereto acknowledge and agree that each party has reviewed and negotiated the terms and provisions of this Agreement and has had the opportunity to contribute to its revision.  Accordingly, the rule of construction to the effect that ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement.  Rather, the terms of this Agreement shall be construed fairly as to all parties hereto and not in favor or against any party by the rule of construction abovementioned.

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24.           COUNTERPARTS.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

25.           CAPTIONS.  The captions of this Agreement are not part of the provisions hereof, rather they are included for convenience only and shall have no force or effect.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EXECUTIVE:
WILLIAM H. BARIBAULT

SOCAL:

BELVEDERE SOCAL

By:
Name:
Title:

PROFESSIONAL BUSINESS BANK

By:
Name:
Title:

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BELVEDERE SOCAL

2007 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Time Vested Option, Early Exercise Permitted

Pursuant to its 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), Belvedere SoCal (the “Company”), hereby grants to the Optionee listed below (“Optionee”), an option to purchase the number of shares of the Company’s Common Stock set forth below (the “Option”), subject to the terms and conditions of the Plan and this Stock Option Agreement (this “Option Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT

Optionee:	William Baribault
Date of Option Agreement:	August 14, 2008
Date of Grant:	February 27, 2008
Vesting Commencement Date:	November 23, 2007
Exercise Price per Share:	$15.00
Total Number of Shares Granted:	16,962
Total Exercise Price:	$254,430
Term/Expiration Date:	2/27/2018

Type of Option:	Non-Qualified Stock Option

Exercise Schedule:	☐ Same as Vesting Schedule ☒ Early Exercise Permitted

Vesting Schedule:
This Option is exercisable immediately, in whole or in part, at such times as are established by the Administrator, conditioned upon Optionee entering into a Restricted Stock Purchase Agreement with respect to any unvested Shares.  This Option or, if exercised prior to vesting, the Shares subject to this Option, shall vest, become exercisable and/or be released from the Company’s Repurchase Option, as set forth in the Restricted Stock Purchase Agreement attached hereto as Exhibit B-1, according to the following schedule:

Subject to the Optionee’s continued employment with the Company, the Option or Shares, as applicable, shall vest in full on the fifth anniversary of the Vesting Commencement Date specified above (the “Vesting Date”), provided, however, that in the event that either an Acquisition or a Qualifying Public Offering occurs prior to the Vesting Date, then the exercisability and vesting of the Option or Shares, as applicable, shall be accelerated and the Option or Shares, as applicable, shall vest in full on the date on which the Acquisition or Qualifying Public Offering occurs and, provided, further, that if the Optionee’s employment with the Company terminates by reason of a termination of employment by the Company without Cause, by the Optionee for Good Reason or due to the Optionee’s death or Disability (each as defined in that certain employment agreement between the Company and Optionee of even date herewith), in any case, prior to the vesting of the Option or the Shares, as applicable, then the Option or the Shares, as applicable, shall thereupon vest with respect to that number of Shares determined by multiplying the number of unvested Shares subject to the Option or unvested Shares, as applicable, by a fraction, (i) the numerator of which equals the number of full months elapsed from the Date of Grant through the date of termination, and (ii) the denominator of which equals sixty (60).

For purposes of this Agreement:

“Qualifying Public Offering” shall mean a sale (or the last in a series of sales) of Common Stock to the general public pursuant to one or more underwritten public offerings for cash in which either (i) holders of the Company’s Common Stock as of this Agreement’s Date of Grant have, in the aggregate such underwritten public offerings, sold more than fifty percent (50%) of the shares of Common Stock held by such holders, or (ii) (A) new primary shares of Common Stock comprising more than twenty-five percent (25%) of the Company’s total outstanding shares of Common Stock as of this Agreement’s Date of Grant are offered and (B) the average daily trading volume following such offering is greater than .5% of the Common Stock’s public float for twenty (20) consecutive trading days (the “Volume Condition”). In the case of clause (ii) of the immediately preceding sentence, a Qualifying Public Offering shall be deemed to have occurred if and when the Volume Condition is satisfied.

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Summary of Vesting1

Date/Event	Percentage of Option or Shares Vested
Prior to fifth anniversary of Vesting Commencement Date (no Acquisition or Qualifying Public Offering)	0%
Acquisition or Qualifying Public Offering prior to fifth anniversary of Vesting Commencement Date	100%
Fifth anniversary of Vesting Commencement Date	100%
Termination by Company without Cause, by the Optionee fo Good Reason or due to the Optionee’s Disability	Pro rata as set forth above

Termination Period:
Except in the event of a termination for Cause, this Option may be exercised, to the extent vested as of the date that Optionee’s employment with the Company terminates, for three (3) months after such termination of employment, or such longer period as may be applicable upon the death or Disability of Optionee as provided herein (or, if not provided herein, then as provided in the Plan), but in no event later than the Term/Expiration Date as set forth above.

II.	AGREEMENT

1.           Grant of Option.  The Company hereby grants to the Optionee an Option to purchase the number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant as defined above, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”).  Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms and provisions of the Plan, which is incorporated herein by reference.  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Plan.

2.           Exercise of Option.  This Option is exercisable as follows:

(a)           Right to Exercise.

(i)           This Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant.  Alternatively, at the election of the Optionee, this Option may be exercised in whole or in part at such times as are established by the Administrator as to Shares which have not yet vested.  For purposes of this Option Agreement, this Option, or, if exercised prior to vesting, Shares subject to this Option, shall vest based on Optionee’s continued employment with the Company.  Vested Shares shall not be subject to the Company’s Repurchase Option (as set forth in the Restricted Stock Purchase Agreement).

1 This summary is qualified in its entirety by the Vesting Schedule above.  In the event of any conflict, the Vesting Schedule will control.

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(ii)          As a condition to exercising this Option for unvested Shares, the Optionee shall execute the Restricted Stock Purchase Agreement.

(iii)         This Option may not be exercised for a fraction of a Share.

(iv)         In the event of Optionee’s death, Disability or other termination of the Optionee’s employment with the Company, the exercisability of the Option shall be governed by Sections 7, 8 and 9 hereof.

(v)          In no event may this Option be exercised after the Term/Expiration Date of this Option as set forth in the Notice of Grant.

(b)           Method of Exercise.  This Option shall be exercisable by written notice to the Company (in the form attached as Exhibit A) (the “Exercise Notice”).  The Exercise Notice shall state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be signed by Optionee and, together with an executed copy of the Restricted Stock Purchase Agreement, if applicable, shall be delivered in person or by certified mail to the Secretary of the Company.  The Exercise Notice and Restricted Stock Purchase Agreement shall be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of all Applicable Laws and the requirements of any stock exchange upon which the Shares may then be listed.  Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3.            Optionee’s Representations.  If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act at the time this Option is exercised or have ceased to be so registered, or if the Administrator otherwise requires, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit  C.

4.            Lock-Up Period.  Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.  Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the Managing Underwriter.

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5.            Method of Payment.  Payment of the Exercise Price shall be by any  of the following methods, or a combination thereof, at the election of the Optionee:

(a)          cash;

(b)          check;

(c)          with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator and structured to comply with Applicable Laws;

(d)          with the consent of the Administrator, surrender of other Shares of Common Stock of the Company which have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

(e)          with the consent of the Administrator, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof;

(f)           with the consent of the Administrator, property of any kind which constitutes good and valuable consideration;

(g)           with the consent of the Administrator, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or

(h)           with the consent of the Administrator, any combination of the foregoing methods of payment.

6.           Restrictions on Exercise.  This Option may not be exercised until the Plan has been approved by the stockholders of the Company.  If the issuance of Shares upon such exercise or if the method of payment for such Shares would constitute a violation of any Applicable Law, then the Option may not be exercised.  The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7.           Termination of Relationship.  If Optionee’s employment with the Company terminates (other than by reason of a termination by the Company for Cause or Optionee’s death or Disability), the Option, to the extent vested as of the date of such termination of employment shall remain exercisable for the Termination Period set out in the Notice of Grant (but in no event later than the Term/Expiration Date as set forth in the Notice of Grant).  To the extent that the Option is not vested on the date on which Optionee’s employment with the Company terminates, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

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8.           Termination for Cause.  If Optionee’s employment with the Company terminates by reason of a termination by the Company for Cause, the Option shall terminate as of the start of business on the date of Optionee’s termination, regardless of whether the Option is then vested and/or exercisable with respect to any Shares.

9.           Disability of Optionee.  If Optionee’s employment with the Company terminates as a result of his or her Disability, the Option, to the extent vested as of the date of such termination, shall remain exercisable for twelve (12) months following such date (and in no event later than the Term/Expiration Date set forth in the Notice of Grant).  To the extent that the Option is not vested at the date on which Optionee’s employment with the Company terminates or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

10.         Death of Optionee.  If Optionee’s employment with the Company terminates as a result of his or her death, the Option, to the extent vested as of the date of death, shall remain exercisable for twelve (12) months following the date of death (and in no event later than the Term/Expiration Date set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance.  To the extent that the Option is not vested on the date of Optionee’s death or if the Option is not exercised within the time specified herein, the Option shall terminate.

11.         Non-Transferability of Option.  This Option may not be transferred in any manner except by will or by the laws of descent or distribution.  It may be exercised during the lifetime of Optionee only by Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

12.         Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant.

13.         Restrictions on Shares.  Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, and a right of first refusal in favor of the Company with respect to permitted transfers of Shares.  Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which the Optionee hereby agrees to enter into at the request of the Company.

(Signature Page Follows)

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This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

BELVEDERE SOCAL

By: /s/Alan J. Lane

Name: Alan J. Lane

Title: Executive Chairman

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION AND ANY UNVESTED SHARES ISSUED UNDER OR IN CONNECTION WITH THIS AGREEMENT  IS EARNED ONLY BY CONTINUING EMPLOYMENT WITH THE COMPANY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2007 EQUITY INCENTIVE PLAN, AS AMENDED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT STATUS BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof.  Optionee hereby accepts this Option subject to all of the terms and provisions hereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
OPTIONEE

Residence Address:

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EXHIBIT A

BELVEDERE SOCAL

2007 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Belvedere SoCal
[Address]
Attention: Stock Administration

1.             Exercise of Option.  Effective as of today, ___________, _____, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the “Shares”) of Belvedere SoCal (the “Company”), under and pursuant to the Belvedere SoCal 2007 Equity Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Agreement dated _________________________ (the “Option Agreement”).  Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:
Vesting Commencement Date:
Number of Shares as to which Option is Exercised:
Exercise Price per Share:		$
Total Exercise Price:		$
Certificate to be issued in name of:
Cash Payment delivered herewith:	☐	$
Other form of consideration delivered herewith:	☐	Form of Consideration: $

Type of Option:    [Non-Qualified Stock Option]

2.             Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement.  Optionee agrees to abide by and be bound by their terms and conditions.  Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

3.             Rights as Stockholder.  Until the stock certificate evidencing Shares purchased pursuant to the exercise of the Option is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

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Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares.  Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4.             Transfer Restrictions.  Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  Any Transfer or attempted Transfer of any of the Shares not in accordance with the terms of this Agreement, shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

5.             Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.             Conformity to Securities Laws.  Optionee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all Applicable Laws (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3 under the Exchange Act) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are issued, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan, this Agreement and the Shares shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

7.             Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8.             Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

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9.             Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

10.           Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

11.           Further Instruments.  The Optionee hereby agrees to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement, including, without limitation, the Investment Representation Statement in the form attached to the Option Agreement as Exhibit C.

12.           Delivery of Payment.  The Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

13.           Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Agreement, the Plan, the Option Agreement, the Investment Representation Statement and the Restricted Stock Purchase Agreement, if applicable, together with any additional documents containing Holder representations as may be required by the Administrator, constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

BELVEDERE SOCAL	OPTIONEE

By:
Optionee
Name:

Title:	Address:

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EXHIBIT B-1

BELVEDERE SOCAL

2007 EQUITY INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) is made between ______________ (the “Purchaser”) and Belvedere SoCal (the “Company”), as of __________________, ______.

RECITALS

(1)           Pursuant to the exercise of the Option granted to Purchaser under the Company’s 2007 Equity Incentive Plan (the “Plan”) and pursuant to the Stock Option Agreement (the “Option Agreement”) dated _________________, by and between the Company and Purchaser with respect to such grant, which Option Agreement is hereby incorporated by reference, Purchaser has elected to purchase _________ of those shares which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”).  The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the “Shares”. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Option Agreement or the Plan.

(2)           As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

1.           Repurchase Option.

(a)           If Purchaser’s employment with the Company terminates for any reason, including without limitation, for cause, without cause, or due to death or Disability, the Company or its assignee shall have the right and option to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of Purchaser’s Unvested Shares as of the date of such termination at a price equal to the lower of the exercise price paid by Purchaser for such Shares in connection with the exercise of the Option or the Fair Market Value of such shares on the date Purchaser ceases to be employed by the Company (the “Repurchase Option”).

(b)           The Company may exercise its Repurchase Option by delivering, personally or by registered mail, to Purchaser (or his or her transferee or legal representative, as the case may be), within ninety (90) days of the date on which Purchaser’s employment with the Company terminates, a notice in writing indicating the Company’s intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office.  At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

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(c)           At its option, the Company may elect to make payment for the Unvested Shares at a bank selected by the Company.  The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d)           If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the date on which Purchaser’s employment with the Company terminates, the Repurchase Option shall terminate.

(e)           One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option.  The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Notice of Grant until all Shares are released from the Repurchase Option.  Fractional Shares shall be rounded to the nearest whole share.

2.           Transferability of the Shares; Escrow.

(a)           Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company from time to time, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b)           To insure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the secretary, or any other person designated by the Company from time to time as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company from time to time, the share certificate(s) representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit B-2.  The Unvested Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit B-3 hereto, until the Company exercises its Repurchase Option as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect.  As a further condition to the Company’s obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit B-4.  Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to Purchaser the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

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(c)           The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d)           Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  Any transferee shall hold such Shares subject to all of the provisions hereof and the Exercise Notice executed by Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.  Any transfer or attempted transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

3.           Ownership, Voting Rights, Duties.  This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4.           Legend.  Any certificates representing Unvested Shares pursuant to this Agreement shall, until all restrictions lapse, bear the following legend or legend substantially similar thereto:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, REACQUISITION AND/OR CERTAIN RESTRICTIONS ON TRANSFERABILITY UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT BY AND BETWEEN BELVEDERE SOCAL AND THE REGISTERED OWNER OF SUCH SECURITIES, AND SUCH SECURITIES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”

5.           Holding Period.  Notwithstanding any provision of this Agreement to the contrary, in the event that the purchase of the Unvested Shares is not exempt under Section 16 of the Exchange Act on the date of purchase, the Unvested Shares may not be sold, assigned or otherwise transferred or exchanged until at least six months and one day have elapsed from the date of purchase.

6.           Adjustment.  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted in accordance with Section 14 of the Plan to reflect any event described in Section 14 of the Plan occurring after the date of this Agreement.

7.           Notices.  Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

8.           Survival of Terms.  This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

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9.           Section 83(b) Election for Unvested Shares Purchased Pursuant to a Non-Qualified Stock Option.  Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of a Non-Qualified Stock Option for Unvested Shares, unless an election is filed by Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days after the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will generally be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time the Company’s Repurchase Option lapses over the purchase price paid for the Shares.  Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

10.           Representations.  Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Purchaser understands that Purchaser (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

11.           Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

(Signature Page Follows)

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Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions.  Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

BELVEDERE SOCAL

By:

Name:

Title:

PURCHASER

By:

Name:

Address:

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EXHIBIT B-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, ______________, hereby sell, assign and transfer unto                                                                                                               (__________) shares of the Common Stock of Belvedere SoCal registered in my name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint                                                                     to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Purchase Agreement between Belvedere SoCal and the undersigned dated ______________, _____.

Dated: _______________, ________
Signature:

INSTRUCTIONS:  Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Restricted Stock Purchase Agreement, without requiring additional signatures on the part of Purchaser.

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EXHIBIT B-3

JOINT ESCROW INSTRUCTIONS

                        , ____
Secretary
Belvedere SoCal
[________________]
[________________]

As Escrow Agent for both Belvedere SoCal (together with any assignee of Belvedere SoCal, the “Company”) and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.           In the event the Company exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company or, at the election of the Company, at a Bank of the Company’s choosing.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.           At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or a combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.

3.           Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute, with respect to such securities, all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.  Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.           Upon written request of Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing the number of shares of stock as are not then subject to the Company’s Repurchase Option.  Within one hundred twenty (120) days after Purchaser’s employment with the Company terminates, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s Repurchase Option.

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5.           If, at the time of termination of this escrow, you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6.           Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.           You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.           You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.           You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.         You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11.         You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12.         Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint a successor Escrow Agent.

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13.         If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.         It is understood and agreed that, should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at such addresses as a party may designate by written notice to each of the other parties hereto.

16.         By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.         This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.         These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding that body of law pertaining to conflicts of law.

(Signature Page Follows)

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IN WITNESS WHEREOF, these Joint Escrow Instructions shall be effective as of the date first set forth above.

BELVEDERE SOCAL

By:

Name:

Title:

PURCHASER:

By:

Name:

Address:

ESCROW AGENT:

By:

Name:

Title:

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EXHIBIT B-4

CONSENT OF SPOUSE

I, ____________________, spouse of _____________, have read and approve the Restricted Stock Purchase Agreement dated ___________, _____, between my spouse and Belvedere SoCal.  In consideration of granting of the right to my spouse to purchase shares of Belvedere SoCal set forth in the Restricted Stock Purchase Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Restricted Stock Purchase Agreement insofar as I may have any rights in said Restricted Stock Purchase Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Restricted Stock Purchase Agreement.

Dated: _______________, ______

Signature of Spouse

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EXHIBIT C2

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:	[NAME]

COMPANY	:	Belvedere SoCal

SECURITY	:	Common Stock

AMOUNT	:	___________________

DATE	:	___________________

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Belvedere SoCal. (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

(a)           Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c)           Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including, in the case of an affiliate, (i) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), (ii)  the availability of certain public information about the Company, (iii) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (iv) the timely filing of a Form 144, if applicable.

2 This statement may not be necessary if shares have ceased to be registered under the Securities Act at the time of exercise.

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In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold beginning ninety (90) days after the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than six months  after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144 and the availability of certain public information about the Company (subject to certain exceptions); and, in the case of a sale of the Securities by an affiliate,  the satisfaction of the conditions set forth in sections (i), (ii), (iii) and (iv) of the paragraph immediately above.

(d)           Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e)           Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to such reliance.

Signature of Optionee:

Date: ______________________

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BELVEDERE SOCAL

2007 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Performance Vested Option, Early Exercise Permitted

Pursuant to its 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), Belvedere SoCal (the “Company”), hereby grants to the Optionee listed below (“Optionee”), an option to purchase the number of shares of the Company’s Common Stock set forth below (the “Option”), subject to the terms and conditions of the Plan and this Stock Option Agreement (this “Option Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT

Optionee:	William Baribault
Date of Option Agreement:	August 14, 2008
Date of Grant:	February 27, 2008
Vesting Commencement Date:	November 23, 2007
Exercise Price per Share:	$15.00
Total Number of Shares Granted:	49,887
Total Exercise Price:	$748,305.00
Term/Expiration Date:	2/27/2018
Qualifying Acquisition Price Per Share	$44.00
Trading Target Price Per Share	$44.00

Type of Option:	Non-Qualified Stock Option

Exercise Schedule:	☐ Same as Vesting Schedule ☒ Early Exercise Permitted

Vesting Schedule:
This Option is exercisable immediately, in whole or in part, at such times as are established by the Administrator, conditioned upon Optionee entering into a Restricted Stock Purchase Agreement with respect to any unvested Shares.  This Option or, if exercised prior to vesting, the Shares subject to this Option, shall vest, become exercisable and/or be released from the Company’s Repurchase Option, as set forth in the Restricted Stock Purchase Agreement attached hereto as Exhibit B-1, according to the following schedule:

Subject to the Optionee’s continued employment with the Company, the Option or Shares, as applicable, shall vest in full on the seventh anniversary of the Vesting Commencement Date specified above (the “Vesting Date”), provided, however, that in the event that either a Qualifying Acquisition occurs or the Trading Price Target is achieved prior to the Vesting Date, then the exercisability and vesting of the Option or Shares, as applicable, shall be accelerated and the Option or Shares, as applicable, shall vest in full on the date on which the Qualifying Acquisition occurs or the Trading Price Target is achieved, provided, further, that if the Optionee ceases to be employed by the Company by reason of a termination of employment by the Company without Cause, by Optionee for Good Reason or due to the Optionee’s death or Disability (each as defined in that certain employment agreement between the Company and Optionee of even date herewith), in any case, prior to the vesting of the Option or the Shares, as applicable, then the Option or the Shares, as applicable shall thereupon vest with respect to that number of Shares determined by multiplying the number of unvested Shares subject to the Option or unvested Shares, as applicable, by a fraction, (i) the numerator of which equals the number of full months elapsed from the Date of Grant through the date of termination, and (ii) the denominator of which equals eighty-four (84).

For purposes of this Agreement:

“Qualifying Public Offering” shall mean a sale (or the last in a series of sales) of Common Stock to the general public pursuant to one or more underwritten public offerings for cash in which either (i) holders of the Company’s Common Stock as of this Agreement’s Date of Grant have, in the aggregate of such underwritten public offerings, sold more than fifty percent (50%) of the shares of Common Stock held by such holders, or (ii) (A) new primary shares of Common Stock comprising more than twenty-five percent (25%) of the Company’s total outstanding shares of Common Stock as of this Agreement’s Date of Grant are offered and (B) the average daily trading volume following such offering is greater than .5% of the Common Stock’s public float for twenty (20) consecutive trading days (the “Volume Condition”). In the case of clause (ii) of the immediately preceding sentence, a Qualifying Public Offering shall be deemed to have occurred if and when the Volume Condition is satisfied.

“Qualifying Acquisition” shall mean an Acquisition in which the price per share of Common Stock paid by the acquiror in such Acquisition transaction, as determined by the Board, is greater than or equal to the Qualifying Acquisition Price Per Share, as specified above.

“Trading Price Target” shall be deemed to have been achieved if and when, following a Qualifying Public Offering, the closing trading price of a share of Common Stock on the Principal Exchange is greater than or equal to the Trading Price Target Per Share, as specified above, for each trading day during a period of twenty (20) consecutive trading days.

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Summary of Vesting1

Date/Event	Percentage of Option or Shares Vested
Prior to seventh anniversary of Vesting Commencement Date (no Qualifying Acquisition nor achievement of the Trading Price Target Per Share)	0%
Qualifying Acquisition or achievement of the Trading Price Target Per Share prior to seventh anniversary of Vesting Commencement Date	100%
Seventh anniversary of Vesting Commencement Date	100%
Termination by Company without Cause, by Optionee for Good Reason or due to Optionee’s death or Disability	Pro rata as set forth above

Termination Period:
Except in the event of a termination for Cause, this Option may be exercised, to the extent vested as of the date that Optionee’s employment with the Company terminates, for three (3) months after such termination of employment, or such longer period as may be applicable upon the death or Disability of Optionee as provided herein (or, if not provided herein, then as provided in the Plan), but in no event later than the Term/Expiration Date as set forth above.

II.	AGREEMENT

1.           Grant of Option.  The Company hereby grants to the Optionee an Option to purchase the number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant as defined above, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”).  Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms and provisions of the Plan, which is incorporated herein by reference.   Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Plan.

2.           Exercise of Option.  This Option is exercisable as follows:

(a)           Right to Exercise.

1 This summary is qualified in its entirety by the Vesting Schedule above.  In the event of any conflict, the Vesting Schedule will control.

3

(i)            This Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant.  Alternatively, at the election of the Optionee, this Option may be exercised in whole or in part at such times as are established by the Administrator as to Shares which have not yet vested.  For purposes of this Option Agreement, this Option, or, if exercised prior to vesting, Shares subject to this Option, shall vest based on Optionee’s continued employment with the Company.  Vested Shares shall not be subject to the Company’s Repurchase Option (as set forth in the Restricted Stock Purchase Agreement).

(ii)           As a condition to exercising this Option for unvested Shares, the Optionee shall execute the Restricted Stock Purchase Agreement.

(iii)          This Option may not be exercised for a fraction of a Share.

(iv)          In the event of Optionee’s death, Disability or other termination of the Optionee’s employment with the Company, the exercisability of the Option shall be governed by Sections 7, 8 and 9 hereof.

(v)           In no event may this Option be exercised after the Term/Expiration Date of this Option as set forth in the Notice of Grant.

(b)           Method of Exercise.  This Option shall be exercisable by written notice to the Company (in the form attached as Exhibit A) (the “Exercise Notice”).  The Exercise Notice shall state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be signed by Optionee and, together with an executed copy of the Restricted Stock Purchase Agreement, if applicable, shall be delivered in person or by certified mail to the Secretary of the Company.  The Exercise Notice and Restricted Stock Purchase Agreement shall be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of all Applicable Laws and the requirements of any stock exchange upon which the Shares may then be listed.  Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3.             Optionee’s Representations.  If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act at the time this Option is exercised or have ceased to be so registered, or if the Administrator otherwise requires, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit  C.

4.             Lock-Up Period.  Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.  Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the Managing Underwriter.

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5.             Method of Payment.  Payment of the Exercise Price shall be by any  of the following methods, or a combination thereof, at the election of the Optionee:

(a)           cash;

(b)           check;

(c)           with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator and structured to comply with Applicable Laws;

(d)           with the consent of the Administrator, surrender of other Shares of Common Stock of the Company which have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

(e)           with the consent of the Administrator, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof;

(f)           with the consent of the Administrator, property of any kind which constitutes good and valuable consideration;

(g)           with the consent of the Administrator, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or

(h)           with the consent of the Administrator, any combination of the foregoing methods of payment.

6.             Restrictions on Exercise.  This Option may not be exercised until the Plan has been approved by the stockholders of the Company.  If the issuance of Shares upon such exercise or if the method of payment for such Shares would constitute a violation of any Applicable Law, then the Option may not be exercised.  The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7.             Termination of Relationship.  If Optionee’s employment with the Company terminates (other than by reason of a termination by the Company for Cause or Optionee’s death or Disability), the Option, to the extent vested as of the date of such termination of employment shall remain exercisable for the Termination Period set out in the Notice of Grant (but in no event later than the Term/Expiration Date as set forth in the Notice of Grant).  To the extent that the Option is not vested on the date on which Optionee’s employment with the Company terminates, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

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8.             Termination for Cause.  If Optionee’s employment with the Company terminates by reason of a termination by the Company for Cause, the Option shall terminate as of the start of business on the date of Optionee’s termination, regardless of whether the Option is then vested and/or exercisable with respect to any Shares.

9.             Disability of Optionee.  If Optionee’s employment with the Company terminates as a result of his or her Disability, the Option, to the extent vested as of the date of such termination, shall remain exercisable for twelve (12) months following such date (and in no event later than the Term/Expiration Date set forth in the Notice of Grant).  To the extent that the Option is not vested at the date on which Optionee’s employment with the Company terminates or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

10.           Death of Optionee.  If Optionee’s employment with the Company terminates as a result of his or her death, the Option, to the extent vested as of the date of death, shall remain exercisable for twelve (12) months following the date of death (and in no event later than the Term/Expiration Date set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance.  To the extent that the Option is not vested on the date of Optionee’s death or if the Option is not exercised within the time specified herein, the Option shall terminate.

11.           Non-Transferability of Option.  This Option may not be transferred in any manner except by will or by the laws of descent or distribution.  It may be exercised during the lifetime of Optionee only by Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

12.           Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant.

13.           Restrictions on Shares.  Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, and a right of first refusal in favor of the Company with respect to permitted transfers of Shares.  Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which the Optionee hereby agrees to enter into at the request of the Company.

(Signature Page Follows)

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This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

BELVEDERE SOCAL

By: /s/Alan J. Lane

Name: Alan J. Lane

Title: Executive Chairman

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION AND ANY UNVESTED SHARES ISSUED UNDER OR IN CONNECTION WITH THIS AGREEMENT  IS EARNED ONLY BY CONTINUING EMPLOYMENT WITH THE COMPANY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2007 EQUITY INCENTIVE PLAN, AS AMENDED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT STATUS BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof.  Optionee hereby accepts this Option subject to all of the terms and provisions hereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
OPTIONEE

Residence Address:

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EXHIBIT A

BELVEDERE SOCAL

2007 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Belvedere SoCal
[Address]
Attention: Stock Administration

1.           Exercise of Option.  Effective as of today, ___________, _____, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the “Shares”) of Belvedere SoCal (the “Company”), under and pursuant to the Belvedere SoCal 2007 Equity Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Agreement dated _________________________ (the “Option Agreement”).  Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:
Vesting Commencement Date:
Number of Shares as to which Option is Exercised:
Exercise Price per Share:		$
Total Exercise Price:		$
Certificate to be issued in name of:
Cash Payment delivered herewith:	☐	$
Other form of consideration delivered herewith:	☐	Form of Consideration: $
Qualifying Acquisition Price Per Share
Trading Target Price Per Share

Type of Option:	[Non-Qualified Stock Option]

2.           Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement.  Optionee agrees to abide by and be bound by their terms and conditions.  Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

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3.           Rights as Stockholder.  Until the stock certificate evidencing Shares purchased pursuant to the exercise of the Option is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

  Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares.  Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4.           Transfer Restrictions.  Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  Any Transfer or attempted Transfer of any of the Shares not in accordance with the terms of this Agreement, shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

5.           Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.           Conformity to Securities Laws.  Optionee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all Applicable Laws (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3 under the Exchange Act) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are issued, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan, this Agreement and the Shares shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

7.           Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

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8.           Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

9.           Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

10.         Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

11.         Further Instruments.  The Optionee hereby agrees to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement, including, without limitation, the Investment Representation Statement in the form attached to the Option Agreement as Exhibit C.

12.         Delivery of Payment.  The Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

13.         Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Agreement, the Plan, the Option Agreement, the Investment Representation Statement and the Restricted Stock Purchase Agreement, if applicable, together with any additional documents containing Holder representations as may be required by the Administrator, constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

BELVEDERE SOCAL	OPTIONEE

By:
Optionee
Name:

Title:	Address:

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EXHIBIT B-1

BELVEDERE SOCAL

2007 EQUITY INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) is made between ______________ (the “Purchaser”) and Belvedere SoCal (the “Company”), as of __________________, ______.

RECITALS

(1)           Pursuant to the exercise of the Option granted to Purchaser under the Company’s 2007 Equity Incentive Plan (the “Plan”) and pursuant to the Stock Option Agreement (the “Option Agreement”) dated _________________, by and between the Company and Purchaser with respect to such grant, which Option Agreement is hereby incorporated by reference, Purchaser has elected to purchase _________ of those shares which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”).  The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the “Shares”. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Option Agreement or the Plan.

(2)           As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

1.              Repurchase Option.

(a)           If Purchaser’s employment with the Company terminates for any reason, including without limitation, for cause, without cause, or due to death or Disability, the Company or its assignee shall have the right and option to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of Purchaser’s Unvested Shares as of the date of such termination at a price equal to the lower of the exercise price paid by Purchaser for such Shares in connection with the exercise of the Option or the Fair Market Value of such shares on the date Purchaser ceases to be employed by the Company (the “Repurchase Option”).

(b)           The Company may exercise its Repurchase Option by delivering, personally or by registered mail, to Purchaser (or his or her transferee or legal representative, as the case may be), within ninety (90) days of the date on which Purchaser’s employment with the Company terminates, a notice in writing indicating the Company’s intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office.  At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

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(c)           At its option, the Company may elect to make payment for the Unvested Shares at a bank selected by the Company.  The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d)           If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the date on which Purchaser’s employment with the Company terminates, the Repurchase Option shall terminate.

(e)           One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option.  The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Notice of Grant until all Shares are released from the Repurchase Option.  Fractional Shares shall be rounded to the nearest whole share.

2.           Transferability of the Shares; Escrow.

(a)           Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company from time to time, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b)           To insure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the secretary, or any other person designated by the Company from time to time as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company from time to time, the share certificate(s) representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit B-2.  The Unvested Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit B-3 hereto, until the Company exercises its Repurchase Option as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect.  As a further condition to the Company’s obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit B-4.  Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to Purchaser the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

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(c)           The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d)           Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  Any transferee shall hold such Shares subject to all of the provisions hereof and the Exercise Notice executed by Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.  Any transfer or attempted transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

3.           Ownership, Voting Rights, Duties.  This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4.           Legend.  Any certificates representing Unvested Shares pursuant to this Agreement shall, until all restrictions lapse, bear the following legend or legend substantially similar thereto:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, REACQUISITION AND/OR CERTAIN RESTRICTIONS ON TRANSFERABILITY UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT BY AND BETWEEN BELVEDERE SOCAL AND THE REGISTERED OWNER OF SUCH SECURITIES, AND SUCH SECURITIES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”

5.           Holding Period.  Notwithstanding any provision of this Agreement to the contrary, in the event that the purchase of the Unvested Shares is not exempt under Section 16 of the Exchange Act on the date of purchase, the Unvested Shares may not be sold, assigned or otherwise transferred or exchanged until at least six months and one day have elapsed from the date of purchase.

6.           Adjustment.  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted in accordance with Section 14 of the Plan to reflect any event described in Section 14 of the Plan occurring after the date of this Agreement.

7.           Notices.  Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

8.           Survival of Terms.  This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

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9.           Section 83(b) Election for Unvested Shares Purchased Pursuant to a Non-Qualified Stock Option.  Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of a Non-Qualified Stock Option for Unvested Shares, unless an election is filed by Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days after the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will generally be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time the Company’s Repurchase Option lapses over the purchase price paid for the Shares.  Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

10.         Representations.  Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Purchaser understands that Purchaser (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

11.         Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

(Signature Page Follows)

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Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions.  Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

BELVEDERE SOCAL

By:

Name:

Title:

PURCHASER

By:

Name:

Address:

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EXHIBIT B-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, ______________, hereby sell, assign and transfer unto                                                                                                               (__________) shares of the Common Stock of Belvedere SoCal registered in my name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint                                                                     to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Purchase Agreement between Belvedere SoCal and the undersigned dated ______________, _____.

Dated: _______________, ________
Signature:

INSTRUCTIONS:  Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Restricted Stock Purchase Agreement, without requiring additional signatures on the part of Purchaser.

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EXHIBIT B-3

JOINT ESCROW INSTRUCTIONS

                        , ____
Secretary
Belvedere SoCal
[________________]
[________________]

As Escrow Agent for both Belvedere SoCal (together with any assignee of Belvedere SoCal, the “Company”) and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.           In the event the Company exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company or, at the election of the Company, at a Bank of the Company’s choosing.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.           At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or a combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.

3.           Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute, with respect to such securities, all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.  Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.           Upon written request of Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing the number of shares of stock as are not then subject to the Company’s Repurchase Option.  Within one hundred twenty (120) days after Purchaser’s employment with the Company terminates, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s Repurchase Option.

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5.           If, at the time of termination of this escrow, you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6.           Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.           You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.           You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.           You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.         You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11.         You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12.         Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint a successor Escrow Agent.

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13.         If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.         It is understood and agreed that, should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at such addresses as a party may designate by written notice to each of the other parties hereto.

16.         By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.         This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.         These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding that body of law pertaining to conflicts of law.

(Signature Page Follows)

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IN WITNESS WHEREOF, these Joint Escrow Instructions shall be effective as of the date first set forth above.

BELVEDERE SOCAL

By:

Name:

Title:

PURCHASER:

By:

Name:

Address:

ESCROW AGENT:

By:

Name:

Title:

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EXHIBIT B-4

CONSENT OF SPOUSE

I, ____________________, spouse of _____________, have read and approve the Restricted Stock Purchase Agreement dated ___________, _____, between my spouse and Belvedere SoCal.  In consideration of granting of the right to my spouse to purchase shares of Belvedere SoCal set forth in the Restricted Stock Purchase Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Restricted Stock Purchase Agreement insofar as I may have any rights in said Restricted Stock Purchase Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Restricted Stock Purchase Agreement.

Dated: _______________, ______

Signature of Spouse

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EXHIBIT C2

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:	[NAME]

COMPANY	:	Belvedere SoCal

SECURITY	:	Common Stock

AMOUNT	:	___________________

DATE	:	___________________

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Belvedere SoCal. (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

(a)           Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c)           Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including, in the case of an affiliate, (i) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), (ii)  the availability of certain public information about the Company, (iii) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (iv) the timely filing of a Form 144, if applicable.

2 This statement may not be necessary if shares have ceased to be registered under the Securities Act at the time of exercise.

22

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold beginning ninety (90) days after the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than six months  after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144 and the availability of certain public information about the Company (subject to certain exceptions); and, in the case of a sale of the Securities by an affiliate,  the satisfaction of the conditions set forth in sections (i), (ii), (iii) and (iv) of the paragraph immediately above.

(d)           Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e)           Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to such reliance.

Signature of Optionee:

Date:

23

BELVEDERE SOCAL

2007 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Modified Time Vested Option, Early Exercise Permitted

Pursuant to its 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), Belvedere SoCal (the “Company”), hereby grants to the Optionee listed below (“Optionee”), an option to purchase the number of shares of the Company’s Common Stock set forth below (the “Option”), subject to the terms and conditions of the Plan and this Stock Option Agreement (this “Option Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT

Optionee:	William Baribault
Date of Option Agreement:	August 14, 2008
Date of Grant:	February 27, 2008
Vesting Commencement Date:	November 23, 2007
Exercise Price per Share:	$15.00
Total Number of Shares Granted:	32,925
Total Exercise Price:	$493,875
Term/Expiration Date:	2/27/2018

Type of Option:	Non-Qualified Stock Option

Exercise Schedule:	☐ Same as Vesting Schedule ☒ Early Exercise Permitted

Vesting Schedule:
This Option is exercisable immediately, in whole or in part, at such times as are established by the Administrator, conditioned upon Optionee entering into a Restricted Stock Purchase Agreement with respect to any unvested Shares.  This Option or, if exercised prior to vesting, the Shares subject to this Option (in either case, the “Award”), shall vest in full, become exercisable and/or be released from the Company’s Repurchase Option, as set forth in the Restricted Stock Purchase Agreement attached hereto as Exhibit B-1, as applicable (in any case, “Vest”), on the first anniversary of the Vesting Commencement Date, provided, however, that if Optionee’s employment with the Company is terminated by the Company without Cause, by Optionee for Good Reason or due to Optionee’s death or Disability (each as defined in that certain employment agreement by and between the Company and Optionee, of even date herewith), in any case, prior to the first anniversary of the Vesting Commencement Date, then this Award shall Vest immediately prior to such termination, provided, further, that in the event that either an Acquisition or a Qualifying Public Offering occurs prior to the first anniversary of the Vesting Commencement Date, then this Award shall Vest in full on the date on which the Acquisition or Qualifying Public Offering occurs.

For purposes of this Agreement:

“Qualifying Public Offering” shall mean a sale (or the last in a series of sales) of Common Stock to the general public pursuant to one or more underwritten public offerings for cash in which either (i) holders of the Company’s Common Stock as of this Agreement’s Date of Grant have, in the aggregate such underwritten public offerings, sold more than fifty percent (50%) of the shares of Common Stock held by such holders, or (ii) (A) new primary shares of Common Stock comprising more than twenty-five percent (25%) of the Company’s total outstanding shares of Common Stock as of this Agreement’s Date of Grant are offered and (B) the average daily trading volume following such offering is greater than .5% of the Common Stock’s public float for twenty (20) consecutive trading days (the “Volume Condition”).  In the case of clause (ii) of the immediately preceding sentence, a Qualifying Public Offering shall be deemed to have occurred if and when the Volume Condition is satisfied.

Termination Period:
Except in the event of a termination for Cause, this Option may be exercised, to the extent vested as of the date that Optionee ceases to be a Service Provider (in all capacities, including ceasing to serve on the Company’s Advisory Board), for three (3) months after Optionee so ceases to be a Service Provider, or such longer period as may be applicable upon the death or Disability of Optionee as provided herein (or, if not provided herein, then as provided in the Plan), but in no event later than the Term/Expiration Date as set forth above.

II.	AGREEMENT

1.           Grant of Option.  The Company hereby grants to the Optionee an Option to purchase the number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant as defined above, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”).  Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms and provisions of the Plan, which is incorporated herein by reference.   Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Plan.

2.           Exercise of Option.  This Option is exercisable as follows:

(a)           Right to Exercise.

(i)           This Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant.  Alternatively, at the election of the Optionee, this Option may be exercised in whole or in part at such times as are established by the Administrator as to Shares which have not yet vested.  For purposes of this Option Agreement, this Option, or, if exercised prior to vesting, Shares subject to this Option, shall vest based on Optionee’s continued status as a Service Provider (including without limitation, Optionee’s continued service on the Company’s Advisory Board).  Vested Shares shall not be subject to the Company’s Repurchase Option (as set forth in the Restricted Stock Purchase Agreement).

(ii)           As a condition to exercising this Option for unvested Shares, the Optionee shall execute the Restricted Stock Purchase Agreement.

(iii)           This Option may not be exercised for a fraction of a Share.

(iv)           In the event of Optionee’s death, Disability or other termination of the Optionee’s status as a Service Provider (in all capacities, including ceasing to serve on the Company’s Advisory Board), the exercisability of the Option shall be governed by Sections 7, 8 and 9 hereof.

(v)           In no event may this Option be exercised after the Term/Expiration Date of this Option as set forth in the Notice of Grant.

(b)           Method of Exercise.  This Option shall be exercisable by written notice to the Company (in the form attached as Exhibit A) (the “Exercise Notice”).  The Exercise Notice shall state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be signed by Optionee and, together with an executed copy of the Restricted Stock Purchase Agreement, if applicable, shall be delivered in person or by certified mail to the Secretary of the Company.  The Exercise Notice and Restricted Stock Purchase Agreement shall be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of all Applicable Laws and the requirements of any stock exchange upon which the Shares may then be listed.  Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3.           Optionee’s Representations.  If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act at the time this Option is exercised or have ceased to be so registered, or if the Administrator otherwise requires, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit  C.

4.           Lock-Up Period.  Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.  Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the Managing Underwriter.

5.           Method of Payment.  Payment of the Exercise Price shall be by any  of the following methods, or a combination thereof, at the election of the Optionee:

(a)           cash;

(b)           check;

(c)           with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator and structured to comply with Applicable Laws;

(d)           with the consent of the Administrator, surrender of other Shares of Common Stock of the Company which have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

(e)           with the consent of the Administrator, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof;

(f)           with the consent of the Administrator, property of any kind which constitutes good and valuable consideration;

(g)           with the consent of the Administrator, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or

(h)           with the consent of the Administrator, any combination of the foregoing methods of payment.

6.           Restrictions on Exercise.  This Option may not be exercised until the Plan has been approved by the stockholders of the Company.  If the issuance of Shares upon such exercise or if the method of payment for such Shares would constitute a violation of any Applicable Law, then the Option may not be exercised.  The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7.           Termination of Relationship.  If Optionee ceases to be a Service Provider (in all capacities, including ceasing to serve on the Company’s Advisory Board), other than by reason of a termination by the Company for Cause or Optionee’s death or Disability, the Option, to the extent vested as of the date on which Optionee so ceases to be a Service Provider shall remain exercisable for the Termination Period set out in the Notice of Grant (but in no event later than the Term/Expiration Date as set forth in the Notice of Grant).  To the extent that the Option is not vested on the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

8.           Termination for Cause.  If Optionee ceases to be a Service Provider (in all capacities, including ceasing to serve on the Company’s Advisory Board) by reason of a termination by the Company for Cause, the Option shall terminate as of the start of business on the date of Optionee’s termination, regardless of whether the Option is then vested and/or exercisable with respect to any Shares.

9.           Disability of Optionee.  If Optionee ceases to be a Service Provider (in all capacities, including ceasing to serve on the Company’s Advisory Board) as a result of his Disability, the Option, to the extent vested as of the date on which Optionee so ceases to be a Service Provider, shall remain exercisable for twelve (12) months following such date (and in no event later than the Term/Expiration Date set forth in the Notice of Grant).  To the extent that the Option is not vested at the date on which Optionee ceases to be a Service Provider or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

10.           Death of Optionee.  If Optionee ceases to be a Service Provider (in all capacities, including ceasing to serve on the Company’s Advisory Board) as a result of his or her death, the Option, to the extent vested as of the date of death, shall remain exercisable for twelve (12) months following the date of death (and in no event later than the Term/Expiration Date set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance.  To the extent that the Option is not vested on the date of Optionee’s death or if the Option is not exercised within the time specified herein, the Option shall terminate.

11.          Non-Transferability of Option.  This Option may not be transferred in any manner except by will or by the laws of descent or distribution.  It may be exercised during the lifetime of Optionee only by Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

12.           Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant.

13.           Restrictions on Shares.  Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, and a right of first refusal in favor of the Company with respect to permitted transfers of Shares.  Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which the Optionee hereby agrees to enter into at the request of the Company.

 (Signature Page Follows)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

BELVEDERE SOCAL

By:	/s/ Alan J. Lane

Name:	Alan J. Lane

Title:	Executive Chairman

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION AND ANY UNVESTED SHARES ISSUED UNDER OR IN CONNECTION WITH THIS AGREEMENT  IS EARNED ONLY BY CONTINUING SERVICE PROVIDER STATUS AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2007 EQUITY INCENTIVE PLAN, AS AMENDED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF SERVICE PROVIDER STATUS BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S SERVICE PROVIDER STATUS AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof.  Optionee hereby accepts this Option subject to all of the terms and provisions hereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
OPTIONEE

Residence Address:

EXHIBIT A

BELVEDERE SOCAL

2007 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Belvedere SoCal
[Address]
Attention: Stock Administration

1.           Exercise of Option.  Effective as of today, ___________, _____, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the “Shares”) of Belvedere SoCal (the “Company”), under and pursuant to the Belvedere SoCal 2007 Equity Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Agreement dated _________________________ (the “Option Agreement”).  Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:
Vesting Commencement Date:
Number of Shares as to which Option is Exercised:
Exercise Price per Share:		$
Total Exercise Price:		$
Certificate to be issued in name of:
Cash Payment delivered herewith:	☐	$
Other form of consideration delivered herewith:	☐	Form of Consideration:
$

Type of Option:                  [Non-Qualified Stock Option]

2.           Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement.  Optionee agrees to abide by and be bound by their terms and conditions.  Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

3.           Rights as Stockholder.  Until the stock certificate evidencing Shares purchased pursuant to the exercise of the Option is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares.  Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4.           Transfer Restrictions.  Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  Any Transfer or attempted Transfer of any of the Shares not in accordance with the terms of this Agreement, shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

5.           Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.           Conformity to Securities Laws.  Optionee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all Applicable Laws (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3 under the Exchange Act) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are issued, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan, this Agreement and the Shares shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

7.           Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8.           Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

9.           Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

10.           Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

11.           Further Instruments.  The Optionee hereby agrees to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement, including, without limitation, the Investment Representation Statement in the form attached to the Option Agreement as Exhibit C.

12.           Delivery of Payment.  The Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

13.           Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Agreement, the Plan, the Option Agreement, the Investment Representation Statement and the Restricted Stock Purchase Agreement, if applicable, together with any additional documents containing Holder representations as may be required by the Administrator, constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

BELVEDERE SOCAL	OPTIONEE

By:
Optionee
Name:
Address:
Title:

EXHIBIT B-1

BELVEDERE SOCAL

2007 EQUITY INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) is made between ______________ (the “Purchaser”) and Belvedere SoCal (the “Company”), as of __________________, ______.

RECITALS

(1)          Pursuant to the exercise of the Option granted to Purchaser under the Company’s 2007 Equity Incentive Plan (the “Plan”) and pursuant to the Stock Option Agreement (the “Option Agreement”) dated _________________, by and between the Company and Purchaser with respect to such grant, which Option Agreement is hereby incorporated by reference, Purchaser has elected to purchase _________ of those shares which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”).  The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the “Shares”. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Option Agreement or the Plan.

(2)           As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

1.           Repurchase Option.

(a)           If Purchaser ceases to be a Service Provider for any reason (in all capacities, including ceasing to serve on the Company’s Advisory Board), including without limitation, for cause, without cause, or due to death or Disability, the Company or its assignee shall have the right and option to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of Purchaser’s Unvested Shares as of the date on which Purchaser so ceases to be a Service Provider at a price equal to the lower of the exercise price paid by Purchaser for such Shares in connection with the exercise of the Option or the Fair Market Value of such shares on the date Purchaser so ceases to be a Service Provider (the “Repurchase Option”).

(b)           The Company may exercise its Repurchase Option by delivering, personally or by registered mail, to Purchaser (or his or her transferee or legal representative, as the case may be), within ninety (90) days of the date on which Purchaser ceases to be a Service Provider, a notice in writing indicating the Company’s intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office.  At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

(c)           At its option, the Company may elect to make payment for the Unvested Shares at a bank selected by the Company.  The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d)           If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the date on which Purchaser ceases to be a Service Provider, the Repurchase Option shall terminate.

(e)           One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option.  The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Notice of Grant until all Shares are released from the Repurchase Option.  Fractional Shares shall be rounded to the nearest whole share.

2.           Transferability of the Shares; Escrow.

(a)           Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company from time to time, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b)           To insure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the secretary, or any other person designated by the Company from time to time as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company from time to time, the share certificate(s) representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit B-2.  The Unvested Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit B-3 hereto, until the Company exercises its Repurchase Option as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect.  As a further condition to the Company’s obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit B-4.  Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to Purchaser the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

(c)           The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d)           Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  Any transferee shall hold such Shares subject to all of the provisions hereof and the Exercise Notice executed by Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.  Any transfer or attempted transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

3.           Ownership, Voting Rights, Duties.  This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4.           Legend.  Any certificates representing Unvested Shares pursuant to this Agreement shall, until all restrictions lapse, bear the following legend or legend substantially similar thereto:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, REACQUISITION AND/OR CERTAIN RESTRICTIONS ON TRANSFERABILITY UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT BY AND BETWEEN BELVEDERE SOCAL AND THE REGISTERED OWNER OF SUCH SECURITIES, AND SUCH SECURITIES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”

5.           Holding Period.  Notwithstanding any provision of this Agreement to the contrary, in the event that the purchase of the Unvested Shares is not exempt under Section 16 of the Exchange Act on the date of purchase, the Unvested Shares may not be sold, assigned or otherwise transferred or exchanged until at least six months and one day have elapsed from the date of purchase.

6.           Adjustment.  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted in accordance with Section 14 of the Plan to reflect any event described in Section 14 of the Plan occurring after the date of this Agreement.

7.           Notices.  Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

8.           Survival of Terms.  This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

9.           Section 83(b) Election for Unvested Shares Purchased Pursuant to a Non-Qualified Stock Option.  Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of a Non-Qualified Stock Option for Unvested Shares, unless an election is filed by Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days after the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will generally be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time the Company’s Repurchase Option lapses over the purchase price paid for the Shares.  Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

10.           Representations.  Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Purchaser understands that Purchaser (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

11.           Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

(Signature Page Follows)

Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions.  Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

BELVEDERE SOCAL

By:

Name:

Title:

PURCHASER

By:

Name:

Address:

EXHIBIT B-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, ______________, hereby sell, assign and transfer unto                                                                                                               (__________) shares of the Common Stock of Belvedere SoCal registered in my name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint                                                                     to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Purchase Agreement between Belvedere SoCal and the undersigned dated ______________, _____.

Dated: _______________, ________

Signature:______________________________

INSTRUCTIONS:  Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Restricted Stock Purchase Agreement, without requiring additional signatures on the part of Purchaser.

EXHIBIT B-3

JOINT ESCROW INSTRUCTIONS

                        , ____
Secretary
Belvedere SoCal
[________________]
[________________]

As Escrow Agent for both Belvedere SoCal (together with any assignee of Belvedere SoCal, the “Company”) and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.           In the event the Company exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company or, at the election of the Company, at a Bank of the Company’s choosing.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.           At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or a combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.

3.           Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute, with respect to such securities, all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.  Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.           Upon written request of Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing the number of shares of stock as are not then subject to the Company’s Repurchase Option.  Within one hundred twenty (120) days after Purchaser ceases to be a Service Provider (in all capacities, including ceasing to serve on the Company’s Advisory Board), you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s Repurchase Option.

5.           If, at the time of termination of this escrow, you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6.           Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.           You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.           You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.           You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.         You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11.         You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12.         Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.         If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.         It is understood and agreed that, should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at such addresses as a party may designate by written notice to each of the other parties hereto.

16.         By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.         This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.         These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding that body of law pertaining to conflicts of law.

(Signature Page Follows)

IN WITNESS WHEREOF, these Joint Escrow Instructions shall be effective as of the date first set forth above.

BELVEDERE SOCAL

By:

Name:

Title:

PURCHASER

By:

Name:

Address:

ESCROW AGENT

By:

Name:

Title:

EXHIBIT B-4

CONSENT OF SPOUSE

I, ____________________, spouse of _____________, have read and approve the Restricted Stock Purchase Agreement dated ___________, _____, between my spouse and Belvedere SoCal.  In consideration of granting of the right to my spouse to purchase shares of Belvedere SoCal set forth in the Restricted Stock Purchase Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Restricted Stock Purchase Agreement insofar as I may have any rights in said Restricted Stock Purchase Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Restricted Stock Purchase Agreement.

Dated: _______________, ______

Signature of Spouse

EXHIBIT C1

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:	[NAME]

COMPANY	:	Belvedere SoCal

SECURITY	:	Common Stock

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Belvedere SoCal. (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

___________________________

[1] This statement may not be necessary if shares have ceased to be registered under the Securities Act at the time of exercise.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including, in the case of an affiliate, (i) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), (ii)  the availability of certain public information about the Company, (iii) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (iv) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold beginning ninety (90) days after the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than six months  after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144 and the availability of certain public information about the Company (subject to certain exceptions); and, in the case of a sale of the Securities by an affiliate,  the satisfaction of the conditions set forth in sections (i), (ii), (iii) and (iv) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e) Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to such reliance.

Signature of Optionee:

Date: ______________________